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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1996 included or incorporated by reference in Damark International, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                               /s/ ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
   November 11, 1996